Exhibit 10.21

FOURTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Loan and Security Agreement (the “Amendment”), is entered into as of November 9, 2015, by and between PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and ALDEYRA THERAPEUTICS, INC. (“Borrower”).

RECITALS

Borrower and Bank (as successor in interest by merger to Square 1 Bank) are parties to that certain Loan and Security Agreement dated as of April 12, 2012 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	The following defined terms in Exhibit A to the Agreement are hereby amended and restated, as follows:

“Availability End Date” means October 24, 2016.

“Term Loan Maturity Date” means October 24, 2019.

2)	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

4)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by Borrower;

b)	payment of a $2,500 facility fee, which may be debited from any of Borrower’s accounts;

c)	payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual

Aldeyra Therapeutics – 4th Amendment to LSA

property search or filing fees, which may be debited from any of Borrower’s accounts; and

d)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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Aldeyra Therapeutics – 4th Amendment to LSA

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ALDEYRA THERAPEUTICS, INC.		PACIFIC WESTERN BANK

By:	/s/ Stephen Tulipano	By:	/s/ Lisa Foussianes
Name:	Stephen Tulipano	Name:	Lisa Foussianes
Title:	CFO	Title:	SVP

[Signature Page to Fourth Amendment to Loan and Security Agreement]

Aldeyra Therapeutics – 4th Amendment to LSA